EXHIBIT 10.19

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 4

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of January 30, 2015 (Supplemental Agreement No. 4) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 4 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*].

[*]

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify as the lessee for one (1) [*] Aircraft scheduled to deliver in June 2016 bearing serial number and one (1) [*] Aircraft scheduled to deliver in [*] bearing serial number [*].

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for one (1) [*] Aircraft scheduled to deliver in [*] bearing serial number [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	i

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.            TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 4, which reflects the revisions set forth in this Supplemental Agreement No. 4.

2.           TABLE 1.

a.Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines, provided as Enclosure 2 to this Supplemental Agreement No. 4 and hereby incorporated into the Purchase Agreement.  [*]

b.Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines, provided as Enclosure 3 to this Supplemental Agreement No. 4 and hereby incorporated into the Purchase Agreement.  [*]

c.Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines, provided as Enclosure 4 to this Supplemental Agreement No. 4 and hereby incorporated into the Purchase Agreement.  [*]

d.Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines is deleted in its entirety and replaced by Table 1B to Purchase Agreement No. PA-03659, 787-9 Block B Aircraft Delivery, Description, Price and Advance Payments Trent 1000-J Engines, provided as Enclosure 5 to this Supplemental Agreement No. 4 and hereby incorporated into the Purchase Agreement.  [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	ii

3.            SUPPLEMENTAL EXHIBITS

a.Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit BFE1 to Purchase Agreement Number PA-03659, provided as Enclosure 6 to this Supplemental Agreement No. 4, which reflects the acceleration of the Accelerated Aircraft;

4.           LETTER AGREEMENTS.

a.Letter Agreement LA-1104720R1, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R2, Advance Payment Matters, provided as Enclosure 7 to this Supplemental Agreement No. 4, [*].

b.Letter Agreement LA-1104730R1, Model 787 Open Configuration Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104730R2, Model 787 Open Configuration Matters, provided as Enclosure 8 to this Supplemental Agreement No. 4, [*].

5.           Expiration.

a.Unless expressly withdrawn, this Supplemental Agreement No. 4 will expire on January 30, 2015, if not executed by such date.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Jon Lewis	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	iii

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

Between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

BOEING PROPRIETARY	PA Page 1

Enclosure 1

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE

IA.	787-9 Block A Aircraft Information Table	SA-4
IB.	787-9 Block B Aircraft Information Table	SA-4
IC.	787-10 Block A Aircraft Information Table	SA-3

EXHIBIT

A.	Aircraft Configuration	SA-2
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-4
CS1.	Customer Support Document	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity - General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity — Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

LETTER AGREEMENTS

LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R2	Advance Payment Matters	SA-4
LA-1104721R1	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	PA Page 2

Enclosure 1

LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages - Non-Excusable Delay	SA-2
LA-1104730R2	Open Configuration Matters	SA-4
LA-1104731R1	Performance Guarantees-787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R1	Special Matters - 787-9 Block A Aircraft	SA-2
LA-1300863	Performance Guarantees - 787-10 Block A Aircraft	SA-2
LA-1300864	Performance Guarantees - 787-9 Block B Aircraft	SA-2
LA-1301080	Special Matters - 787-9 Block B Aircraft	SA-2
LA-1301081	Special Matters - 787-10 Block A Aircraft	SA-2
LA-1301082	[*]	SA-2
LA-1301083	Promotional Support - 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043	[*]	SA-2
LA-1302348R1	[*]	SA-2

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	PA Page 3

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1‑4102‑D (4/27/2011)

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2019*	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

Total:	4

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	Page 1

Enclosure 3

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000J Engines

Airframe Model/MTOW:	787‑9	545,000 pounds	Detail Specification:	787B1‑4102‑D (4/27/2011)

Engine Model/Thrust:	TRENT1000‑J	73,800 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):

Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2019*	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
Total:	4

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	Page 2

Enclosure 4

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787‑9	553,000 pounds	Detail Specification:	787B1-4102-J (5/17/2013)

Engine Model/Thrust:	GENX‑1B74/75	74,100 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2020		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

Total:	3

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	Page 1

Enclosure 5

Table 1B To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000J Engines

Airframe Model/MTOW:	787‑9	553,000 pounds	Detail Specification:	787B1‑4102‑J (5/17/2013)

Engine Model/Thrust:	Trent1000J	74,400 pounds	Airframe Price Base Year/Esc. Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Esc. Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Est.:		[*]	Engine Escalation Data:

Seller Purchased Equipment (SPE) Est.:		[*]	Base Year Index (ECI):	[*]

In Flight Entertainment (IFE) Est:		[*]	Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer’s		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial		Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Lessee	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2016	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]-2020		[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

Total:	3

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Boeing Proprietary	Page 2

Enclosure 6

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit BFE1

to Purchase Agreement Number 03659

BOEING PROPRIETARY	BFE1 Page 1

Enclosure 6

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 and 787-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.           Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

Item	Number of months prior to the first day of the scheduled month of delivery
Premium Seats with Design for Manufacturing and Assembly (DFMA) required (and IFE Supplier)	[*]
Premium Seats that meet the seat program requirements and in-sequence installation requirements of Boeing document D6-83347	[*]
Bar Units	[*]
Galley Carts	[*]
Life Vests	[*]
Upholstery	[*]

Identification of the suppliers and model/parts for the above items for the Accelerated Aircraft (as defined in letter agreement HAZ-PA-03659-LA-1104730), are subject to the terms set forth in Article 2.3 of letter agreement HAZ-PA-03659-LA-1104730.  Notwithstanding the above table, such suppliers and model/parts for the [*] shall be identified by [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 2

Enclosure 6

2.           On-dock Dates and Other Information.

On or before February 2015, Boeing will provide to  Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE.  These requirements may be periodically revised by Boeing.    Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA.   For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.

The below “Completion Date” represents the first day of the month by which the specific milestone must be completed to support a BFE seat program.

Customer’s Code 1 Introduction Aircraft: BFE Seat Program Milestones (Code 1 Introduction Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[*]
Preliminary Design Review (PDR)	[*]
Critical Design Review (CDR)	[*]
Final Seat Review (FSR)	[*]
Inspection	[*]
Premium Seat On-Dock Date for Code 1 Introduction Aircraft delivery	[*]

*  Customer and Boeing will mutually agree upon a firm date for the ITCM for the [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 3

Enclosure 6

** Will be determined at the ITCM for the respective Code 1 Introduction Aircraft.

BOEING PROPRIETARY	BFE1 Page 4

Enclosure 6

Preliminary On-Dock and Customer Inspection Months

(Note: All requirements are set forth below.  If a month is listed, then the due date is the first day of the month.  If no date is listed, then there is no requirement.)

787-9 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery	Quantity	Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]

787-10 Aircraft:

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery	Quantity	Premium Seats	Bar Units	Galley Carts	Life Vests	Upholstery
[*]	[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	BFE1 Page 5

Enclosure 6

2.           Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

BOEING PROPRIETARY	BFE1 Page 6

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104720R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:               Advance Payment Matters

Reference:           Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104720R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.           Alternative Fixed Advance Payment Schedule.

1.1Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2Alternative Fixed Advance Payment Schedule — 787-9 Block A Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	LA Page 1

Enclosure 7

1.3Alternative Fixed Advance Payment Schedule — 787-9 Block B Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.4Alternative Fixed Advance Payment Schedule — 787-10 Block A Aircraft.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	LA Page 2

Enclosure 7

1.5[*]

2.[*]

3.[*]

4.[*]

5.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5, without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	LA Page 3

Enclosure 7

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 30, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

BOEING PROPRIETARY	LA Page 4

Enclosure 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104730R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                Model 787 Open Configuration Matters

Reference:           Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03659-LA-1104730R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[*]

2.Aircraft Configuration.

2.1Initial Configuration.  The initial configuration of Customer’s Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev D, dated April 27, 2011 for the 787-9 Block A Aircraft, and Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J, dated May 17, 2013 for the 787-9 Block B Aircraft.  The initial configuration for the 787-10 Block A Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J dated May 17, 2013, as supplemented by General Description document 787B1-3806 Rev. E dated May 10, 2013.  Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

2.2Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then current Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (Final Configuration) in accordance with the following schedule:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	LA Page 1

Enclosure 8

2.2.1      Subject to the provisions of Article 2.2.2, below, Final Configuration shall be completed no later than [*] prior to delivery of the first Aircraft.

2.2.2      If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing by the lead times identified in Supplemental Exhibit BFE1 to the Purchase Agreement.

2.2.2.1   If requested by Customer, Boeing will provide a list of offerable BFE premium seat suppliers and previously certified seat models to support Customer’s selection in paragraph 2.2.2 above.

2.2.2.2   Should Customer elect to install a follow-on configuration that includes BFE premium class seat in the configuration of the Aircraft that (i) has been previously certified on another 787 aircraft or (ii) has minor changes from a previous certified seat, Boeing agrees to work with Customer to evaluate offerability of such seat program and to work towards reducing Boeing’s charges for such seat program.

2.2.2.3   In the event, Customer’s timing to secure a lessee for the Aircraft does not afford Customer the ability to comply with the BFE premium class seat lead times set forth in Supplemental Exhibit BFE1 to the Purchase Agreement, Boeing will make reasonable efforts to work with Customer to shorten the lead times [*], based on the BFE premium class seat configuration (reference paragraph 2.2.2.2 above) and Boeing’s then-current lead time criteria.  If Boeing determines that a BFE Seat Selection Lead Time of less than thirty (30) months before delivery is sufficient, Boeing will promptly notify Customer of the reduced lead time and such notice will incorporate the new lead time requirements into the Purchase Agreement.

2.2.2.4   Boeing agrees to maintain current offerings of premium seat suppliers in the 787 Airplane Descriptions and Selections (AD&S) document. A premium seat supplier in this paragraph 2.2.2.4 shall mean a supplier for a premium economy, business / first class seat in the AD&S. To demonstrate this commitment, Boeing will strive to maintain at least two (2) preferred premium class seats for each offering (premium economy and business / first class seat) in the AD&S at all times.  For purposes of this Purchase Agreement, a preferred premium class seat (Preferred Premium Class Seat) is:

(i)	for an existing AD&S premium seat selection, a premium seat that, at the BFE Seat Selection Time, has been purchased by another customer and is

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft; or

(ii)

for a relatively new offering by Boeing that has not been purchased by another customer at the BFE Seat Selection Time, such premium seat will be considered a Preferred Premium Class Seat if it is being actively evaluated in the marketplace for 787 configurations and/or is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft.

The determination of a Preferred Premium Class Seat will be made by Boeing and Customer working together in good faith. In the event Boeing and Customer determine that Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time, but Customer elects to pursue a premium seat solution which utilizes an existing catalog offering with configuration changes from a previously certified seat, Customer will pay Boeing’s charges for such seat program based upon Boeing’s level of effort required to support the program. If Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time and Customer elects to pursue a new BFE premium seat program, Boeing will agree to waive the then-current AD&S option charge for a BFE premium seat installation. Boeing’s commitment herein shall not exceed waiver of [*] BFE premium seat installation option charges in total for the [*] Aircraft listed in Table 1 to the Purchase Agreement.

2.3[*]

3.Amendment of the Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

3.1changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

3.2incorporation into Exhibit A of the Purchase Agreement of those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes).  [*]

3.3revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes;

3.4changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

3.5changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for In-Flight Entertainment (IFE) and the price of the IFE reflected in the Customer Configuration Changes.

4.Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1Software.  Additional provisions relating to software.

4.2In-Flight Entertainment (IFE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install IFE and/or BFE in the Aircraft.

[Signature page follows.]

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* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

5.Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 30, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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